Unaudited Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data in Millions, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013
Accounts receivable non-trade	$ 42,823	$ 40,043
At cost, less accumulated depreciation	$ 1,111,773	$ 1,016,812
Common Units [Member]
Limited partners - units issued	85.7	85.5
Limited partners - units outstanding	85.7	85.5
Preferred Units [Member]
Limited partners - units issued	6.0	6.0
Limited partners - units outstanding	6.0	6.0